EXHIBIT 10.1

INCREMENTAL AND REFINANCING AMENDMENT

(AMENDMENT NO. 1 TO CREDIT AGREEMENT)

INCREMENTAL AND REFINANCING AMENDMENT (this “Agreement”), dated as of August 25, 2016, among XPO LOGISTICS, INC., a Delaware corporation (the “Borrower”), the other Subsidiaries of the Borrower party hereto, each financial institution identified on the signature pages hereto as an “Incremental Term B-1 Lender” (each, an “Incremental Term B-1 Lender”), an “Incremental Term B-2 Lender” (each, an “Incremental Term B-2 Lender” and, together with the Incremental Term B-1 Lenders, the “Incremental Term Lenders” and each an “Incremental Term Lender”) or a Refinancing Term Lender (each, a “Refinancing Term Lender”) and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), relating to the Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the other Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent.

RECITALS:

Refinancing Amendment

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower wishes to obtain Refinancing Loans (the “Refinancing Term Loans”) from the Refinancing Term Lenders to refinance all Loans outstanding immediately prior to the effectiveness of this Agreement (such Loans, collectively, and including for the avoidance of doubt, Loans that are converted, exchanged or rolled into Refinancing Term Loans pursuant to this Agreement, the “Refinanced Term Loans”) pursuant to a Refinancing Amendment under the Credit Agreement, and the Refinancing Term Lenders are willing to provide the Refinancing Term Loans on and subject to the terms and conditions set forth herein.

WHEREAS, the Refinancing Term Lenders will comprise, and Refinancing Term Loans will be made by, (i) in part, Lenders who hold Refinanced Term Loans and who agree to convert, exchange or “cashless roll” all of their Refinanced Term Loans to or for Refinancing Term Loans; and (ii) in part, Persons providing new Refinancing Term Loans the proceeds of which will be used by the Borrower to repay holders of Refinanced Term Loans that will not be so converted, exchanged or rolled.

WHEREAS, pursuant to Sections 2.16(e) and 12.2 of the Credit Agreement, the Credit Agreement may be amended to give effect to the provisions of Section 2.16 of the Credit Agreement through a Refinancing Amendment executed by the Borrower, the Agent and the Refinancing Term Lenders.

Incremental Amendment

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, immediately after giving effect to the Refinancing Amendment and the refinancing of the Refinanced Term Loans as contemplated hereby, the Borrower wishes to increase the aggregate principal amount of the Loans, and the Incremental Term Lenders have agreed to provide Incremental Term Loans (as defined below) in an aggregate principal amount of up to $450,000,000 and with the terms set forth in this Agreement.

WHEREAS, the Incremental Term Loans and the Refinancing Term Loans will, taken together, comprise a single class of Loans under the Credit Agreement, having identical terms as set forth herein.

WHEREAS, pursuant to Sections 2.15(d) and 12.2 of the Credit Agreement, the Credit Agreement may be amended to give effect to the provisions of Section 2.15 of the Credit Agreement through an Incremental Amendment executed by the Borrower, the Agent and each Incremental Lender providing an Incremental Commitment.

Further Amendments:

WHEREAS, after giving effect to the Refinancing Amendment contemplated hereby and simultaneously with the effectiveness of the Incremental Amendment contemplated hereby, the Borrower, the Incremental Term Lenders and the Refinancing Term Lenders (together, constituting the Requisite Lenders and, after giving effect to the Incremental Amendment and the Refinancing Amendment, all Lenders), desire to make certain other changes to the terms of the Credit Agreement pursuant to Section 12.2 of the Credit Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Incremental Term Loans. Subject to and upon the terms and conditions set forth herein, (a) each Incremental Term B-1 Lender party hereto severally agrees to make, on the Amendment No. 1 Closing Date (as defined below), term loans (collectively, the “Incremental Term B-1 Loans”) in Dollars to the Borrower in an amount equal to the commitment amount set forth next to such Incremental Term B-1 Lender’s name in Schedule 1A hereto under the caption “Incremental Term B-1 Commitment” (the “Incremental Term B-1 Commitment”) and (b) each Incremental Term B-2 Lender party hereto severally agrees to make, on the Amendment No. 1 Closing Date, term loans (collectively, the “Incremental Term B-2 Loans” and, together with the Incremental Term B-1 Loans, the “Incremental Term Loans”) in Dollars to the Borrower in an amount equal to the commitment amount set forth next to such Incremental Term B-2 Lender’s name in Schedule 1B hereto under the caption “Incremental Term B-2 Commitment” (the “Incremental Term B-2 Commitment” and, together with the Incremental Term B-1 Commitment, the “Incremental Term Commitments”), in each case on the terms set forth in this Agreement. The Incremental Term Lenders’ several Incremental Term Commitments shall terminate on the Amendment No. 1 Closing Date (immediately after giving effect to the Borrowing of Incremental Term Loans on such date). Incremental Term Loans borrowed under this Section 2 and subsequently repaid or prepaid may not be reborrowed.

SECTION 3. Refinancing Term Loans.

(a) Subject to and upon the terms and conditions set forth herein, each Refinancing Term Lender severally agrees to make, on the Amendment No. 1 Closing Date, a Refinancing Term Loan in Dollars to the Borrower (or, in the case of a Converting Refinancing Term Lender (as defined in below), convert, exchange or roll its Refinanced Term Loan for a Refinancing Term Loan in an equal principal amount) on the Amendment No. 1 Closing Date in an aggregate principal amount equal to the commitment amount set forth next to such Refinancing Term Lender’s name in Schedule 2, Part A hereto (in the case of any Refinancing Term Loan making its Refinancing Term Loan in cash) or Schedule 2, Part B hereto (in the case of any Refinancing Term Lender converting, exchanging or rolling its Refinanced Term Loan for a Refinancing Term Loan), under the caption “Refinancing Term Commitment” (the “Refinancing Term Commitment”) on the terms set forth in this Agreement. Each Refinancing Term Commitment will terminate in full upon the making of the related Refinancing Term Loan (or conversion, exchange or roll of Refinanced Loan, as applicable). Refinancing Term Loans borrowed under this Section 3 and subsequently repaid or prepaid may not be reborrowed. In addition, each Refinancing Term Lender waives its right to any compensation pursuant to Section 2.11(b) of the Credit Agreement with respect to the prepayment, exchange, roll or conversion of the Refinanced Term Loans.

(b) Substantially simultaneously with the borrowing of Refinancing Term Loans, the Borrower shall fully prepay any outstanding Refinanced Term Loans, together with accrued and unpaid interest thereon to the Amendment No. 1 Closing Date; provided that each Converting Refinancing Term Lender irrevocably agrees to accept, in lieu of cash for the outstanding principal amount of its Refinanced Term Loan so prepaid, on the Amendment No. 1 Closing Date an equal principal amount of Refinancing Term Loans in accordance with this Agreement. “Converting Refinancing Term Lender” means a Refinancing Term Lender that agrees pursuant to Amendment No. 1 to convert, exchange or “cashless roll” all, or any portion, of its Refinanced Term Loan for a Refinancing Term Loan.

SECTION 4. Amendments to Credit Agreement. The following amendments are made to the Credit Agreement to effect the foregoing:

(a) Section 1.1 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“Amendment No. 1” means the Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement) dated as of August 25, 2016 among the Borrower, the other Credit Parties thereto, the Lenders party thereto and the Agent.

“Amendment No. 1 Closing Date” means has the meaning set forth in Amendment No.1, and occurred on August 25, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-in Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The following definitions in Section 1.1 of the Credit Agreement are amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean for any day with respect to (i) any LIBOR Loan, 3.25% per annum and (ii) any Base Rate Loan, 2.25% per annum.

“Lender” means each financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender” or, pursuant to an Incremental Amendment or Refinancing Amendment, becomes an Additional Lender, or (b) from time to time becomes a party hereto by execution of an Assignment Agreement. For the avoidance of doubt, the Incremental Term Lenders and the Refinancing Term Lenders, each as defined in Amendment No.1 hereto, shall constitute “Lenders” for all purposes hereunder.

“Loans” means the loans made by the Lenders to the Borrower (a) pursuant to Section 2.1(a) on the Closing Date, which loans, for the avoidance of doubt, shall cease to be outstanding on the Amendment No. 1 Closing Date or (b) pursuant to Amendment No.1 hereto, as applicable.

(c) The definition of “Defaulting Lender” is hereby amended by adding, in clause (d)(i) thereof, the words “or a Bail-In Action” immediately after the words “any Insolvency Law”.

(d) The definition “Permitted Investments” is hereby amended by adding the following words immediately prior to the semicolon at the end of clause (7) thereof, “, or as a result of a Bail-In Action with respect to any contractual counterparty of the Borrower or any Restricted Subsidiary”.

(e) Section 2.1(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following. “Each Loan made on the Closing Date shall be made by the Lenders in accordance with their applicable Pro Rata Share of the Commitments as of such date.”

(f) Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

The Borrower shall pay to each Lender (i) on the last Business Day of each Fiscal Quarter occurring after the Amendment No. 1 Closing Date (commencing with the Fiscal Quarter ending September 30, 2016) but prior to the Maturity Date, a portion of the principal amount of all Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of the Loans outstanding on the Amendment No. 1 Closing Date after giving effect to Amendment No. 1 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.3 of this Agreement) and (ii) on the Maturity Date, the aggregate principal amount of all Loans outstanding on such date and all accrued and unpaid interest thereon.

(g) Section 2.3(a)(ii) of the Credit Agreement is hereby amended by: (a) replacing the words “12 months” in the first line thereof with the words “6 months” and (b) replacing the words “Closing Date” in the first and second lines thereof with a reference to “Amendment No. 1 Closing Date”.

(h) Section 2.4 of the Credit Agreement is amended to read in its entirety as follows:

Borrower shall utilize the proceeds of the Loans made on the Closing Date to (a) purchase the capital stock of Con-way pursuant to the Con-way Acquisition Agreement, (b) directly or indirectly (including through intercompany loans or investments) prepay Con-way Existing Indebtedness, (c) pay related fees and expenses and otherwise fund the Transactions and (d) for working capital and other general corporate purposes. Borrower shall utilize the proceeds of the Loans made on the Amendment No.1 Closing Date to (i) finance the Borrower’s redemption and/or satisfaction and discharge of its 2019 Notes, (ii) repay all Loans outstanding on the Amendment No.1 Closing Date immediately prior to the funding of such Loans, (iii) pay interest, fees and expenses in connection with the foregoing and (iv) for general corporate purposes.

(i) Section 2.15(b)(ii) of the Credit Agreement is hereby amended by adding the words “, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date” immediately prior to the semicolon at the end of such Section.

(j) Section 6.10 of the Credit Agreement is hereby amended to add a new clause (e), which shall read as follows:

Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower and the Guarantors shall not be required to amend, modify, or otherwise revise the Mortgage relating to the property owned thereby and located at 2220 Claremont Court, Hayward, CA, to update title or obtain any title policy endorsement, or to take any other step with respect to such property described in Section 6.10(b) above or otherwise, to the extent that the Borrower reasonably concludes that any such amendment, modification, revision or other step described herein cannot be obtained or completed in spite of the Borrower’s commercially reasonable efforts, and the Agent and Lenders hereby acknowledge that, as of the Amendment No. 1 Closing Date, the Borrower has made such determination. In addition, the Borrower and the Guarantors shall not be deemed to be in breach of any representation, warranty, covenant, or other provision of this Agreement or any other Loan Document by virtue of any failure to grant or maintain a perfected lien on such property.

(k) The Credit Agreement is amended to add a new Section 12.26, which shall read as follows:

12.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 5. Terms of the Incremental Term Loans and Refinancing Term Loans Generally. On the Amendment No.1 Closing Date, giving effect to the Incremental Term Loans and Refinancing Term Loans hereunder, (a) each Incremental Term Lender and each Refinancing Term Lender shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (b) each Incremental Term Loan and each Refinancing Term Loan shall constitute a “Loan” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Term Loans and the Refinancing Term Loans shall be on identical terms as contemplated hereby and shall constitute a single class of Loans under the Credit Agreement. The parties hereto hereby consent to the incurrence of the Incremental Term Loans and Refinancing Term Loans on the terms set forth herein. Upon the effectiveness of this Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the Incremental Term Loans and Refinancing Term Loans shall be deemed satisfied and the incurrence of the Incremental Term Loans and Refinancing Term Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, the parties hereto agree that the incurrence of the Incremental Term Loans shall not consume all or any part of the $100 million basket contained in clause (a) of the proviso in the first sentence of Section 2.15(a) of the Credit Agreement.

SECTION 6. Representations of the Borrower. The Borrower and each other Credit Party hereby represents and warrants to the Agent, the Incremental Term Lenders and the Refinancing Lenders that on the Amendment No. 1 Closing Date:

(a) no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the incurrence of the Incremental Term Loans and the Refinancing Term Loans;

(b) the representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

SECTION 7. Conditions to the Amendment No. 1 Closing Date. This Agreement shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions and the funding of the Incremental Term Loans and the Refinancing Term Loans, “Amendment No. 1 Closing Date”):

(a) The Agent shall have received from the Borrower, each other Credit Party, each Incremental Term Lender, each Refinancing Term Lender (which Refinancing Term Lenders shall, taken together, constitute the Requisite Lenders) and the Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

(b) The Agent shall have received a borrowing notice (with respect to the Incremental Term Loans and the Refinancing Term Loans) at least one Business Day prior to the Amendment No. 1 Closing Date, legal opinions, corporate documents and officers and public officials certifications (including a solvency certificate) with respect to the Borrower and the Guarantors in each case customary for financing of the type described herein) (it being understood that any such documentation shall be deemed “customary” if in a form consistent with such documentation delivered in connection with the original closing of the Credit Agreement on October 30, 2015 (subject to adjustments to be reasonably agreed taking into account the nature of the facilities contemplated hereby));

(c) The Agent shall have received, at least three business days prior to the Amendment No. 1 Closing Date, all documentation and other information related to the Borrower or any Guarantor required by regulatory authorizes under applicable “know your customer” and anti-money laundering rules and regulation including, without limitation, the Patriot Act, in each case to the extent requested by the Agent from the Borrower in writing at least 10 business days prior to the Amendment No. 1 Closing Date.

(d) All fees due to the Agent and the Incremental Term Lenders on the Amendment No. 1 Closing Date pursuant to the Commitment Letter and the Fee Letter, each dated as of August 11, 2016 between the Borrower and MSSF and pertaining to the Incremental Term Loans made hereunder, shall have been paid, and all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Agent on the Amendment No. 1 Closing Date pursuant to such Commitment Letter that have been invoiced at least three business days prior to the Amendment No. 1 Closing Date shall have been paid.

(e) The Incremental Term B-1 Lenders shall have received, as fee compensation for the funding of such Incremental Term B-1 Lender’s Incremental Term B-1 Loans on the Amendment No. 1 Closing Date, an upfront fee (the “Incremental Term B-1 Upfront Fee”) in an amount equal to 0.50% of the stated principal amount of such Incremental Term B-1 Lender’s Incremental Term B-1 Loan made on the Amendment No. 1 Closing Date. Such Incremental Term B-1 Upfront Fees will be in all respects fully earned, due and payable on the Amendment No. 1 Closing Date and non-refundable and noncreditable thereafter. Such Incremental Term B-1 Upfront Fees may be netted against the Incremental Term B-1 Loans made by such Incremental Term B-1 Lender on the Amendment No. 1 Closing Date.

(f) All accrued interest, (subject to the last sentence of Section 3 hereof) fees pursuant to Section 2.11(b) of the Credit Agreement owing by the Borrower pursuant to Credit Agreement and any amounts payable by Borrower to any Lender holding a Refinanced Term Loan pursuant to Section 2.3(a)(ii) of the Credit Agreement as a result of the consummation of the transactions contemplated by this Agreement shall have been paid in full on the Amendment No.1 Closing Date.

(g) The representations and warranties made pursuant to Section 6 hereof are true and correct in all material respects on and as of the Amendment No. 1 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(h) Since December 31, 2015, no event shall have occurred that alone or together with any other events, has had a material adverse effect on the business, financial condition, operations or properties of the Borrower and its Subsidiaries, taken as a whole.

(i) The Agent shall have received a certificate, duly executed by an Officer of the Borrower, certifying as to the satisfaction of the conditions referred to in Sections 7(g) and 7(h) above.

SECTION 8. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 9. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (a) the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Incremental Term Loans and Refinancing Term Loans contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” as such term is defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Incremental Term Lender and Refinancing Term Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Requisite Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as increased hereby, subject to Section 6.10(e) of the Credit Agreement, as contemplated by this Agreement.

SECTION 10. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Miscellaneous. This Agreement shall constitute an “Incremental Amendment”, a “Refinancing Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Borrower and the Agent hereby consent to each Incremental Term Lender and each Refinancing Term Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Amendment No. 1 Closing Date. The Agent, the Incremental Term Lenders and the Refinancing Term Lenders hereby acknowledge that the Borrower has complied with the notice provisions required by Section 2.15 and Section 2.16 in connection with the Incremental Term Loans and the Refinancing Term Loans. For only the purpose of Sections 11.1(a)(ii)(B) and 11.1(a)(iv)(A) of the Credit Agreement, the Borrower hereby consents to the assignments by Morgan Stanley Senior Funding, Inc., in its capacity as a Lender under the Credit Agreement, on or before the date that is 45 calendar days from the Amendment No. 1 Closing Date, in a manner otherwise in accordance with the Credit Agreement, as amended by this Agreement, of the Incremental Term Loans and its Refinancing Term Loans made by it on the Amendment No. 1 Closing Date solely to the institutions and solely in the amounts previously agreed upon by Morgan Stanley Senior Funding, Inc. and the Borrower.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

XPO LOGISTICS, INC.

By:	/s/ John Hardig
Name: John Hardig
Title: Chief Financial Officer

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

The following Persons are signatories to this Agreement in their capacity as Guarantors:

3PD HOLDING, INC.

3PDIC, INC.

BOUNCE LOGISTICS, INC.

BTTS HOLDING CORPORATION

BTTS INTERMEDIATE HOLDING CORPORATION

PACER SERVICES, INC.

XPO AIR CHARTER, LLC

XPO AQ, INC.

XPO CARTAGE, INC.

XPO COURIER, LLC

XPO CUSTOMS CLEARANCE SOLUTIONS, INC.

XPO DEDICATED, LLC

XPO DRAYAGE, INC.

XPO EXPRESS, INC.

XPO FLEET SERVICES, INC.

XPO GLOBAL FORWARDING, INC.

XPO INTERMODAL SOLUTIONS, INC.

XPO INTERMODAL, INC.

XPO LAST MILE, INC.

XPO LOGISTICS, LLC

XPO NLM, INC.

XPO PORT SERVICES, INC.

XPO SERVCO, LLC

XPO STACKTRAIN, LLC

XPO SUPPLY CHAIN, INC.

XPO TRANSPORT, LLC

CNF ADVISORS LLC

CNF INVESTMENTS, INC.

XPO ENTERPRISE SERVICES, INC.

XPO LOGISTICS FREIGHT, INC.

CON-WAY GLOBAL SOLUTIONS, INC.

XPO CNW, INC.

XPO LAND HOLDINGS, LLC

XPO LOGISTICS MANUFACTURING, INC.

CON-WAY MULTIMODAL INC.

XPO PROPERTIES, INC.

XPO LOGISTICS TRUCKLOAD, INC.

EMERY WORLDWIDE AIRLINES, INC.

ORCAS AIRCRAFT LEASING, INC.

TRANSPORTATION EQUIPMENT LEASING, LLC

TRANSPORTATION PROPERTY LEASING, LLC

TRANSPORTATION RESOURCES, INC.

By:	/s/ John Hardig
Name: John Hardig
Title: Assistant Treasurer

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.

S & H TRANSPORT, INC.

S & H LEASING, INC.

XPO LOGISTICS SUPPLY CHAIN CORPORATE SERVICES, INC.

XPO LOGISTICS SUPPLY CHAIN ECOMMERCE, INC.

XPO LOGISTICS SUPPLY CHAIN HOLDING COMPANY

XPO LOGISTICS SUPPLY CHAIN OF NEW JERSEY, INC.

XPO LOGISTICS SUPPLY CHAIN OF SOUTH CAROLINA, LLC

XPO LOGISTICS SUPPLY CHAIN OF TEXAS, LLC

XPO LOGISTICS SUPPLY CHAIN TECHNOLOGY SERVICES, INC.

XPO LOGISTICS SUPPLY CHAIN, INC.

MENLO LOGISTICS GLOBAL TRANSPORTATION SERVICES, INC.

XPO LOGISTICS WORLDWIDE, INC.

XPO LOGISTICS WORLDWIDE GOVERNMENT SERVICES, LLC

XPO LOGISTICS WORLDWIDE TECHNOLOGIES, LLC

XPO LOGISTICS WORLDWIDE, LLC

By:	/s/ John Hardig
Name: John Hardig
Title: Treasurer

PACER TRANSPORT, INC. XPO OCEAN WORLD LINES, INC.

By:	/s/ John Hardig
Name: John Hardig
Title: Chief Financial Officer

CNF ADVISORS, LLL, as sole member of CNF Ventures LLC

By:	/s/ John Hardig
Name: John Hardig
Title: Assistant Treasurer

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

XPO DISTRIBUTION SERVICES, INC.

By:	/s/ Gordon Devens
Name: Gordon Devens
Title: Vice President and Secretary

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

CTP LEASING, INC.

By:	/s/ Andrew J. DiLuciano
Name: Andrew J. DiLuciano
Title: President

PDS TRUCKING, INC.

By:	/s/ Andrew J. DiLuciano
Name: Andrew J. DiLuciano
Title: Treasurer

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as an Incremental Term B-1 Lender, an Incremental Term B-2 Lender and a Refinancing Term Lender

By:	/s/ William Graham
Name: William Graham
Title: Managing Director

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:	/s/ William Graham
Name: William Graham
Title: Managing Director

[Signature Page – Amendment No. 1 to XPO Senior Secured Term Loan Credit Agreement]

Remaining Signature Pages

[To be held on file with the Agent]

SCHEDULE 1A

Incremental Term B-1 Commitments

Name of Incremental Term Lender	Incremental Term Commitment
Morgan Stanley Senior Funding Inc.	$400,000,000
TOTAL: $400,000,000

SCHEDULE 1B

Incremental Term B-2 Commitments

Name of Incremental Term Lender	Incremental Term Commitment
Morgan Stanley Senior Funding Inc.	$50,000,000
TOTAL: $50,000,000

SCHEDULE 2

Refinancing Term Commitments

Part A

Name of Refinancing Term Lender	Refinancing Term Commitment
Morgan Stanley Senior Funding Inc.	$474,513,071
Bain Capital Credit, LP	127,183,070
KKR Asset Management LLC	75,920,191
Anchorage Capital Group, L.L.C.	70,075,434
King Street Capital Management	69,762,547
Carlyle Investment Management LLC	67,672,469
Symphony Asset Management LLC	46,267,500
Alcentra NY, LLC	44,806,349
Voya Investment Management	43,249,486
Western Asset Management Company	49,131,155
GoldenTree Asset Management, LP	36,974,200
BlackRock, Inc.	35,272,182
Octagon Credit Investors, LLC	31,221,237
Prudential Financial, Inc.	29,857,500
Lord Abbett	22,166,797
Thrivent Financial For Lutheran	21,905,561
MJX Asset Management LLC	1,492,500
Metropolitan Life Insurance Company	19,900,000
Ares Management LLC	19,030,306
Goldman Sachs Asset Management	18,675,000
CRESCENT CAPITAL GROUP	18,039,444
TIAA-CREF	8,387,862
MacKay Shields LLC	15,671,250
PIMCO	15,621,500
Sound Point Capital Management, L.P.	15,422,500
CAPITAL RESEARCH & MANAGEMENT CO	12,946,975
Allianz Global Investors	12,935,000
HPS INVESTMENT PARTNERS, LLC	11,940,000
Intermediate Capital Group, Inc.	11,442,500
Palmer Square Capital Management LLC	10,696,250
ALLSTATE LIFE INSURANCE COMPANY	9,469,956
THL Credit Senior Loan Strategies LLC	8,955,000
Deutsche Asset and Wealth Management	8,939,975
Manulife Asset Management	7,960,000
American Money Management Corp.	7,867,319
YORK CAPITAL MANAGEMENT	6,969,987
HENDERSON GLOBAL INVESTORS LIMITED	6,965,000
Barclays	6,580,376
NEW YORK LIFE INS	6,370,494

ARENA CAPITAL ADVISORS	6,169,000
Triumph Capital Advisors	5,970,000
Post Advisory Group, LLC	5,965,013
Bank of Nova Scotia	5,273,500
Wellfleet Credit Partners, LLC	5,472,500
West Gate Horizons Advisors, LLC	4,979,987
Highland Capital Management, L.P. (Institutional)	3,983,741
AXA	3,980,000
Feingold O’Keeffe Capital, LLC	3,582,000
Orchard First Source Capital Inc	3,482,500
PPM AMERICA INC.	3,383,000
Tall Tree Investment Management	2,985,000
Stone Harbor Investment Partners LP	2,985,000
Valcour Capital	2,985,000
Credit Value Partners LP	2,985,000
Sound Harbor Partners	2,985,000
Morgan Stanley	2,597,288
Steele Creek Investment Management	2,481,266
CQS	1,990,000
Kramer Van Kirk Credit Strategies LP	1,990,000
Virtus Partners LLC	1,990,000
Hillmark Capital Management	1,990,000
SKY Harbor Capital Management	995,000
Penn Capital Management Company, Inc.	995,000
Monegy	796,000
Goldman Sachs	751,263
TOTAL: $1,592,000,000

Part B

[To be held on file with the Agent]